Exhibit 99.1
                                                    Trenwick America Corporation

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
                                                 Reporting Period: April 2004

                            MONTHLY OPERATING REPORT

       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                         Form No.          Attached        Attached
----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR-1             Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (Con't)     Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             Yes
Statement of Operations                                                    MOR-2             Yes
Balance Sheet                                                              MOR-3             Yes
Status of Postpetition Taxes                                               MOR-4             Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     Yes
Summary of Unpaid Postpetition Debts                                       MOR-4             Yes
     Listing of aged accounts payable                                                        Yes
Accounts Receivable Reconciliation and Aging                               MOR-5             Yes
Debtor Questionnaire                                                       MOR-5             Yes
----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                May 20, 2004
---------------------------------------          -----------------------
Signature of Debtor                              Date


/s/ Alan L. Hunte                                May 20, 2004
---------------------------------------          -----------------------
Signature of Joint Debtor                        Date


/s/ Alan L. Hunte                                May 20, 2004
---------------------------------------          -----------------------
Signature of Authorized Individual*             Date


Alan L. Hunte
---------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

In re: Trenwick America Corporation                      Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements            Reporting Period April 2004

                                                               Bank Accounts
                                              Operating           Payroll              Tax           Other
                                            ---------------------------------------------------------------
     Cash - Beg of Month                     1,795,023.38         35,331.89             NA               --
                                            ---------------------------------------------------------------

          Receipts:
         Cash Sales                                    --                --             --               --
        Accounts Rec                                   --                --             --               --
      Loans & Advances                                 --                --             --               --
       Sale of Assets                                  --                --             --               --
        Deposit/WT IN                           12,963.53
            Other                                  704.44                --             --               --
Fund Transfer(Vista MM Purch)                                                                            --
     Transfers (Interco)                     1,921,035.82        763,715.26             --               --
                                            ---------------------------------------------------------------

       Total Receipts                        1,934,703.79        763,715.26             --               --
                                            ---------------------------------------------------------------

       Disbursements:
         Net Payroll                                   --       (478,256.24)            --               --
        Payroll Taxes                                  --       (285,459.02)            --               --
   Sales, Use, & Other Tax                             --                --             --               --
     Inventory Purchases                               --                --             --               --
    Secured Rental/Leases                     (171,137.00)               --             --               --
          Insurance                                    --                --             --               --
       Administrative                         (618,790.22)               --             --               --
           Selling                                     --                --             --               --
            Other                                   63.78                --             --               --
       Transfers (PR)                         (763,715.26)               --             --               --
      Professional Fees                       (327,653.86)               --             --               --
         Court Costs                           (10,000.00)               --             --               --
                                            ---------------------------------------------------------------

     Total Disbursements                    (1,891,232.56)      (763,715.26)            --               --
                                            ---------------------------------------------------------------

        Net Cash Flow                           43,471.23                --             --               --
                                            ---------------------------------------------------------------

     Cash: End of Month                      1,838,494.61         35,331.89             --               --
                                            ===============================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Bank Reconciliations
Reporting Period: April 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $   1,838,494.61

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $      35,331.89

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended April 30, 2004

       Wire Date                Amount                  Vendor Name
----------------------    --------------  --------------------------------------
2004-04-02                    141,472.44  New York Life Benefit Services Co.
2004-04-02                      2,422.53  Flexible Spending
2004-04-14                      2,422.53  Flexible Spending
2004-04-14                    170,105.53  New York Life Benefit Services Co.
2004-04-30                         63.00  Bloomberg L.P.

Wire transfer total           316,486.03
                          --------------

      Check Number              Amount                  Vendor Name
----------------------    --------------  --------------------------------------
108357                            305.71  Louis Direnzo
108358                          1,881.06  Marty Becker
108359                             23.00  Robert Crowther
108360                          1,483.81  Robert Holland
108362                            116.50  Stephen Zielinski
108363                             43.62  AT&T
108364                              1.60  AT&T
108365                            444.25  BMC Solutions, Inc.
108366                            678.40  Blondie's Treehouse, Inc
108367                          2,550.00  CCBN, INC
108368                          1,245.50  CCH Incorporated
108369                            476.62  Ceridian Employer Services
108370                            900.00  Cognet Communications, Inc.
108371                             28.98  Computer Book Direct
108372                            133.00  Eastern Benefit Systems, Inc.
108373                            128.79  Encon Heating & AirConditioning
108374                        171,137.00  Equity Office Properties, L.L.C.
108375                            251.56  Federal Express Corporation
108376                            965.46  Imagistics International Inc.
108377                          9,595.64  Kelly Services, Inc.
108378                            320.00  Liz Sue Bagels
108379                          1,084.91  OFFICETEAM
108380                             93.81  P. Rogers & Company
108381                          1,869.84  Pitney Bowes
108382                          1,581.52  QUEST SOFTWARE, INC
108383                          6,577.30  Robert Half
108384                             54.80  Skytel
108385                            616.75  Snet
108386                            160.00  Society for Human Resource Management
108387                          1,416.22  Staples Business Advantage
108388                          5,296.00  Sungard Availability Services Inc.
108389                          2,184.00  Susan Zicarelli
108390                             59.00  Brunell,Paula
108391                            419.25  Damaris Rosado
108392                            115.59  Jeffrey Neverson
108393                             50.25  Thomas,Richard R.
108394                          3,638.84  Tyler Jr.,Stanlee C.
108395                            708.80  AT&T
108396                            978.15  AT&T
108397                            140.89  Advanced Modern Locksmithing

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

108398                          2,133.65  CPT Group Inc
108399                            581.66  Ceridian Employer Services
108400                            137.11  Connecticut Corporate Caterers,LLC
108401                          3,144.47  Crystal Rock Water Company
108402                          1,370.00  Esposito Design Association
108403                          1,131.44  Federal Express Corporation
108404                          1,085.00  Glowpoint
108405                          2,230.70  Iron Mountain
108406                          3,436.84  Iron Mountain
108407                            728.00  Joyce Van Lines, Inc.
108408                          4,826.21  Kelly Services, Inc.
108409                          2,666.40  MBSII.net
108410                             49.30  MCI
108411                          1,731.00  MCI
108412                            387.96  Michelle Diener
108413                            495.00  National Underwriter Company
108414                            456.90  Petty Cash/Sam Mills
108415                          5,270.85  Robert Half
108416                            245.28  Staples Business Advantage
108417                          2,644.52  Temco Service Industries, Inc.
108418                          3,500.00  Trevaskis & Associates Inc.
108419                            660.40  Daniel A. Mintz
108420                            425.61  Daniels,Gary
108421                          1,716.08  Kiernan,Kenneth F.
108423                          1,064.93  Robert Crowther
108424                            985.00  Advanced Solutions, Inc.
108425                         74,147.93  Anthem BCBSCT
108426                             89.94  Bull's Head Printers
108427                         15,000.00  C.Winchell Agency, Inc.
108428                         17,449.19  CYPRESS COMMUNICATIONS
108429                            350.05  Ceridian Employer Services
108430                             26.49  Computer Book Direct
108431                          6,673.56  Delta Dental
108432                        198,571.14  Dewey Ballantine
108433                            241.00  Federal Express Corporation
108434                             50.00  Federal Reserve Bank of Cleveland
108435                            317.97  IKON Office Solutions
108436                            651.80  Imagistics International Inc.
108437                          2,838.95  Kelly Services, Inc.
108438                          1,893.75  Lexis/Nexis
108439                          2,222.00  MBSII.net
108440                          1,580.25  Mary A. Pagoto
108441                            847.00  Motient
108442                          2,020.00  Network Synergy
108443                          3,327.47  Pitney Bowes
108444                          8,571.50  Propark, Inc.
108445                          7,385.12  Re Systems Group
108446                            321.51  Staples Business Advantage
108447                          3,576.81  Unum Life Insurance Company of America
108448                          3,976.63  Unum Life Insurance Company of America
108449                        129,082.72  Young, Conaway, Stargatt & Taylor, LLP
108450                            190.00  Deborah Levine
108451                             66.00  Ellery Stevenson
108452                            254.46  Hunte,Alan L.
108453                            918.45  Louis Direnzo

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

108454                            635.00  Mary Burns
108455                            740.45  ADT Security Services, Inc.
108456                         31,847.12  Actuarial Risk Solutions
108457                            880.89  BMW Financial Services
108458                            948.70  Business Invirons
108460                            649.50  COGENT COMMUNICATIONS, INC
108461                             46.52  Connecticut Telephone
108463                            487.67  Federal Express Corporation
108464                            341.32  Goodway Printing & Graphics
108465                          9,652.41  Kelly Services, Inc.
108466                            195.00  Mail Delivery Service of Stamford, LLC
108467                            280.90  New Horizons Computer Learning Cntr
108468                             22.05  PRS Courier Worldwide Inc.
108469                             24.08  Royal Messenger Service
108470                            616.75  SBC
108471                            347.30  STF Services Corporation
108472                            990.28  Staples Business Advantage
108473                            590.00  The Accounts Payable Network
108474                          5,801.69  Trevaskis & Associates Inc.
108475                         10,000.00  U.S. Trustee Program Payment Center
108476                            495.00  iSeries 400 Experts TIS

Checks Total                  811,095.05
                          --------------

Total April disbursements  $1,127,581.08
-------------------------  -------------

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
              Debtor                            Reporting Period: April 2004

                             Statement of Operations
                               (Income Statement)

-----------------------------------------------------------------------------------------------------------
                                                                       Month Ended            Cumulative
REVENUES                                                               April 2004           Filing to Date
-----------------------------------------------------------------------------------------------------------
Gross Revenues                                                       $          125         $      241,029
-----------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                     --                     --
-----------------------------------------------------------------------------------------------------------
Net Revenue                                                          $          125         $      241,029
-----------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                                      --
-----------------------------------------------------------------------------------------------------------
Beginning Inventory                                                              --                     --
-----------------------------------------------------------------------------------------------------------
Add: Purchases                                                                   --                     --
-----------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                                --                     --
-----------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                             --                     --
-----------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                           --                     --
-----------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                               --                     --
-----------------------------------------------------------------------------------------------------------
Gross Profit                                                                    125                241,029
-----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
Advertising                                                                      --                     --
-----------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                           30                    166
-----------------------------------------------------------------------------------------------------------
Bad Debts                                                                        --                     --
-----------------------------------------------------------------------------------------------------------
Contributions                                                                    --                 (2,500)
-----------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                    3,602                 24,748
-----------------------------------------------------------------------------------------------------------
Insider compensation*                                                        86,281                664,497
-----------------------------------------------------------------------------------------------------------
Insurance                                                                     6,104                 13,381
-----------------------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                                 (152,305)              (577,885)
-----------------------------------------------------------------------------------------------------------
Office Expense                                                                2,425                 35,136
-----------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                4,673                 40,122
-----------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                         153                  2,408
-----------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                       77,633                398,249
-----------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                    46,739                275,039
-----------------------------------------------------------------------------------------------------------
Supplies                                                                      9,902                 49,972
-----------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                47,262                229,408
-----------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                               316                  1,264
-----------------------------------------------------------------------------------------------------------
Taxes-Other                                                                     929                  9,731
-----------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                        159                  1,593
-----------------------------------------------------------------------------------------------------------
Utilities                                                                       135                  1,387
-----------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                      23,573              5,289,628
-----------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                157,609              6,456,342
-----------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                           5,509                262,953
-----------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                            (162,993)            (6,478,266)
-----------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-----------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                           11,652,908            (45,408,159)
-----------------------------------------------------------------------------------------------------------
Interest Expense                                                                 --                     --
-----------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                  --                     --
-----------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                            11,489,915            (51,886,425)
-----------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-----------------------------------------------------------------------------------------------------------
Professional Fees                                                                --                     --
-----------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                      --                     --
-----------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
-----------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                    3,255                 38,711
-----------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                                --                     --
-----------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                             550,519              3,869,175
-----------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                              (547,264)            (3,830,464)
-----------------------------------------------------------------------------------------------------------
Income Taxes                                                                     --                (72,636)
-----------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                    $   10,942,651         $  (55,644,253)
-----------------------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

   Trenwick America Corporation                            03-12635 (MFW)
              Debtor                                       April 2004

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                Month Ended        Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   April 2004       Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------
Recruiting & Relocation                                   --              4,773
--------------------------------------------------------------------------------
Legal Fees                                             1,894              8,651
--------------------------------------------------------------------------------
Audit Fees                                            18,556             (7,976)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                     --            124,154
--------------------------------------------------------------------------------
Other Fees                                                --          5,119,513
--------------------------------------------------------------------------------
Data Processing                                        1,468             35,267
--------------------------------------------------------------------------------
Seminars & Continuing Education                          408              2,628
--------------------------------------------------------------------------------
Dues & Subscriptions                                   1,248              2,619
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES               $      23,573     $    5,289,628
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                     11,652,908        (45,408,159)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                             $  11,652,908     $  (45,408,159)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                              550,519          3,869,175
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES            $     550,519     $    3,869,175
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

   Trenwick America Corporation                          Case No. 03-12635 (MFW)
             Debtor                             Reporting Period: April 2004

                                  BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF           BOOK VALUE ON
                            ASSETS                                            CURRENT REPORTING MONTH          PETITION DATE
--------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                          5,797,161                   4,532,566
--------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                     --                          --
--------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                 51,117,325                  48,745,299
--------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                  --                          --
--------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                       --                          --
--------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                             233,587                     503,054
--------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                         1,000                      10,000
--------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                       340,703                     327,755
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                          $           57,489,777        $         54,118,674
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                    --                          --
--------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                           --                          --
--------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                  17,641,931                  20,723,654
--------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                     3,485,693                   3,485,693
--------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                          --                          --
--------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                            (16,319,552)                (15,433,035)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                    $            4,808,072        $          8,776,312
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                            48,928                     266,900
--------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                           194,679,183                 249,660,381
--------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                            $          194,728,111        $        249,927,281
================================================================================================================================
TOTAL ASSETS                                                                  $          257,025,960        $        312,822,267
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                  CURRENT REPORTING MONTH           PETITION DATE
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                  --                          --
--------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                           29,000                          --
--------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                153,714                          --
--------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                     --                          --
--------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                  --                          --
--------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                         --                          --
--------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                            560,271                          --
--------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                          --                          --
--------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                           5,825,227                          --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                $            6,568,212        $                 --
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
--------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                      --                          --
--------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                     --                          --
--------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                           288,615,687                 289,648,446
--------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                $          288,615,687        $        289,648,446
--------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                        295,183,899                 289,648,446
--------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                    100                         100
--------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                               266,985,085                 266,985,085
--------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                         --                          --
--------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                            --                          --
--------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                        (246,858,372)               (246,858,372)
--------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                        (55,644,253)                         --
--------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                             (2,640,498)                  3,047,008
--------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                             --                          --
--------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                              $          (38,157,939)       $         23,173,821
================================================================================================================================
TOTAL LIABILITIES AND OWNERS' EQUITY                                          $          257,025,960        $        312,822,267
================================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

   Trenwick America Corporation                          Case No. 03-12635 (MFW)
             Debtor                             Reporting Period: April 2004

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------------------------------------
                                                               BOOK VALUE AT END OF            BOOK VALUE ON
                   ASSETS                                    CURRENT REPORTING MONTH           PETITION DATE
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                   340,703                    327,755
--------------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                       $          340,703         $          327,755
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                                 1,308,827                  1,198,532
--------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                              193,367,782                244,859,636
--------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                    2,575                  3,602,213
--------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                               $      194,679,183         $      249,660,381
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                               BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                 CURRENT REPORTING MONTH           PETITION DATE
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------------------------------------
Accounts Payable                                                             63,369                     42,517
--------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                            230,591                  1,290,790
--------------------------------------------------------------------------------------------------------------
Interest Payable                                                         12,728,025                 12,728,025
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                                             2,602,010                  2,601,759
--------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                        82,787,757                 82,787,757
--------------------------------------------------------------------------------------------------------------
Indebtedness                                                            190,203,934                190,197,598
--------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                             $      288,615,687         $      289,648,446
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                          1,912,996                         --
--------------------------------------------------------------------------------------------------------------
Severance Payable                                                             4,796                         --
--------------------------------------------------------------------------------------------------------------
Bonuses Payable                                                             982,146                         --
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                                             2,400,441
--------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                           524,848                         --
--------------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                             $        5,825,227         $               --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                     (2,640,498)                 3,047,008
--------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                                 $       (2,640,498)        $        3,047,008
--------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

   In re Trenwick America Corporation                    Case No. 03-12635 (MFW)
                Debtor                          Reporting period: April 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Amount
                                                 Beginning     Withheld or                                 Check. No   Ending Tax
                                               Tax Liability     Accrued     Amount Paid     Date Paid      or EFT      Liability
===================================================================================================================================
Federal
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                             --        144,291       144,291      4/14, 4/29       EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                           --         49,229        49,229      4/14, 4/29       EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                           --         49,229        49,229      4/14, 4/29       EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                            --            260           260      4/14, 4/29       EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
Income                                                  --             --            --                                      --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                                  --             --            --                                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                   --        243,009       243,009                                      --
-----------------------------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                             --         39,602        39,602      4/14, 4/29       EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                                   --             --            --                                      --
-----------------------------------------------------------------------------------------------------------------------------------
Excise                                                  --             --            --                                      --
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                            --          2,848         2,848      4/14, 4/29       EFT            --
-----------------------------------------------------------------------------------------------------------------------------------
Real Property                                       21,750          7,250            --                                  29,000
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property                                       --             --            --                                      --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                                  --             --            --                                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                             21,750         49,700        42,450                                  29,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                         21,750        292,709       285,459                        --        29,000
-----------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of Days Past Due
                                                  =================================================================================
                                                  Current           0-30          31-60        61-90      Over 90        Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                        --             --            --           --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                      153,714             --            --           --           --       153,714
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                       29,000                                                               29,000
-----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                      --
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                    --
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                       --             --            --       42,454      517,817       560,271
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                 --             --            --           --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                       --
-----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                           182,714             --            --       42,454      517,817       742,985
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Listing of aged accounts payable
Trenwick America Corporation
As of April 30, 2004

              Vendor                 Invoice Date        Services            Invoice Number             Amount
              ------                 ------------        --------            --------------             ------
    Appleby, Spurling & Kempe          2/27/2004      November expenses        APP396-02000             39,630.68
    Appleby, Spurling & Kempe          2/27/2004      November expenses        APP967-02000              9,677.60
          Ernst & Young                2/27/2004      November expenses        ERN327-02000             32,749.00
          Ernst & Young                2/27/2004      November expenses        ERN811-02000              8,112.00
          Ashby & Geddes                2/4/2004      December expenses        ASH423-02000              4,239.80
          Ashby & Geddes               3/18/2004      January expenses         ASH132-02000             13,232.96
          Ashby & Geddes               3/18/2004      January expenses         ASH307-02000              3,076.60
         Dewey Ballantine              3/18/2004      December expenses        DEW466-02000             46,689.20
         Dewey Ballantine              4/15/2004      January expenses         DEW250-02000            250,835.89
         Dewey Ballantine              4/15/2004      January expenses         DEW591-02000             59,137.30
            Ben Branch                 4/15/2004      December expenses        BEN950-02000              9,504.00
            Ben Branch                 4/15/2004      December expenses        BEN237-02000              2,376.00
            Ben Branch                 4/15/2004      January expenses         BEN158-02000             15,840.00
            Ben Branch                 4/15/2004      January expenses         BEN396-02000              3,960.00
 Young, Conaway Stargatt & Taylor      4/22/2004      December expenses        YOU577-02000              5,774.30
 Young, Conaway Stargatt & Taylor      4/22/2004      January expenses         YOU129-02000             12,981.20
                                                                                                     ------------
                                                                                   91+                517,816.53
                                                                                                     ------------

 Young, Conaway Stargatt & Taylor      4/22/2004      February expenses        YOU106-02000             10,660.90
            Ben Branch                 4/15/2004      February expenses        BEN887-02000              8,870.40
            Ben Branch                 4/15/2004      February expenses        BEN221-02000              2,217.60
          Ashby & Geddes               4/15/2004      February expenses        ASH167-02000             16,782.04
          Ashby & Geddes               4/15/2004      February expenses        ASH392-02000              3,923.40
                                                                                                     ------------
                                                                                61-90 days              42,454.34
                                                                                                     ------------

                                                                                Grand Total          $ 560,270.87
                                                                                                     ============

                                                                     MOR-4 AGING

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

  Trenwick America Corporation                           Case No. 03-12635 (MFW)
           Debtor                               Reporting Period: April 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

--------------------------------------------------------------------------------        -----------------
Accounts Receivable Reconciliation                                                            Amount
--------------------------------------------------------------------------------        -----------------
Total Accounts Receivable at the beginning of the reporting period                         50,724,611.83
--------------------------------------------------------------------------------        -----------------
+ Amounts billed during the peiod                                                           1,808,865.76
--------------------------------------------------------------------------------        -----------------
- Amounts collected during the peiod                                                       (1,416,152.93)
--------------------------------------------------------------------------------        -----------------
Total Accounts Receivable at the end of the reporting period                               51,117,324.66
--------------------------------------------------------------------------------        -----------------

--------------------------------------------------------------------------------        -----------------
Accounts Receivable Aging                                                                     Amount
--------------------------------------------------------------------------------        -----------------
0 - 30 days old                                                                             1,787,888.58
--------------------------------------------------------------------------------        -----------------
31 - 60 days old                                                                                      --
--------------------------------------------------------------------------------        -----------------
61 - 90 days old                                                                                      --
--------------------------------------------------------------------------------        -----------------
91 + days old                                                                              60,982,765.08
--------------------------------------------------------------------------------        -----------------
Total Accounts Receivable                                                                  62,770,653.66
--------------------------------------------------------------------------------        -----------------
Amount considered uncollectible (Bad Debt)                                                (11,653,329.00)
--------------------------------------------------------------------------------        -----------------
Accounts Receivable (Net)                                                                  51,117,324.66
--------------------------------------------------------------------------------        -----------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------        -----------------
Must be completed each month                                                              Yes        No
--------------------------------------------------------------------------------        -----------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                X
--------------------------------------------------------------------------------        -----------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                     X
--------------------------------------------------------------------------------        -----------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                        X
--------------------------------------------------------------------------------        -----------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                 X
--------------------------------------------------------------------------------        -----------------

                                                                      FORM MOR-5
                                                                          (9/99)